UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2012

Bottomline Technologies (de), Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire		03801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On November 15, 2012, the Company held its 2012 Annual Meeting of Stockholders. The following matters were voted upon at the Annual Meeting.

Proposal 1 – Election of Class II Directors for a term of three years

	For	Withheld	Broker non-votes
Michael J. Curran	31,419,683	529,074	1,620,611
Joseph L. Mullen	30,151,850	1,796,907	1,620,611
James W. Zilinski	30,161,433	1,787,324	1,620,611

	For	Against	Abstain	Broker non-votes
Proposal 2 – Non-binding advisory vote to approve executive compensation	30,022,133	1,890,028	36,596	1,620,611

	For	Against	Abstain
Proposal 3 – Ratification of Independent Registered Public Accounting Firm	31,495,008	2,070,318	4,042

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

November 19, 2012	By:	/s/ Eric K. Morgan
Eric K. Morgan
Vice President, Global Controller